UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of report (Date of earliest event reported): June 19, 2020
Horizon Global Corporation (Exact Name of Registrant as Specified in Charter)

Delaware	001-37427	47-3574483
_____________________ (State or Other Jurisdiction	_____________ (Commission	______________ (IRS Employer
of Incorporation)	File Number)	Identification No.)

47912 Halyard Drive, Suite 100, Plymouth, Michigan _____________________		48170 ___________ (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:	(734) 656-3000 _____________

Not Applicable
________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HZN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 19, 2020, at the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Horizon Global Corporation (the “Corporation”), the stockholders of the Corporation approved the Horizon Global Corporation 2020 Equity and Incentive Compensation Plan (the “2020 Plan”). The following description of the 2020 Plan is qualified in its entirety by reference to the 2020 Plan, which is incorporated herein by reference from Exhibit 10.1 to this Current Report on Form 8-K.
In general, the 2020 Plan will be administered by the Compensation Committee (the “Compensation Committee”) of the Corporation’s Board of Directors (the “Board”) and will enable the Compensation Committee to provide equity and incentive compensation to (1) the Corporation’s officers and other employees (and those of its subsidiaries), including persons who have agreed to commence serving in such capacity within 90 days of the grant of the applicable award, (2) the Corporation’s non-employee directors and (3) certain other individuals, including certain consultants, who provide employee-type services. Pursuant to the 2020 Plan, the Corporation may grant equity-based and cash-based compensation generally in form of stock options, appreciation rights, restricted shares, restricted stock units, performance shares, performance units, cash incentive awards, dividend equivalents and other stock-based awards upon terms and conditions as further described in the 2020 Plan.
Subject to adjustment as described in the 2020 Plan, and subject to the 2020 Plan’s share counting rules, a total of 3,800,752 shares of common stock of the Corporation are available for awards granted under the 2020 Plan, plus (A) the total number of shares remaining available for awards under the Corporation’s 2015 Equity and Incentive Compensation Plan (including as amended or amended and restated, the “2015 Plan”) as of June 19, 2020, plus (B) the shares that are subject to awards granted under the 2020 Plan or the 2015 Plan that are added (or added back, as applicable) to the aggregate number of shares available under the 2020 Plan pursuant to the share counting rules of the 2020 Plan. These shares may be shares of original issuance or treasury shares, or a combination of both.
The 2020 Plan provides that no non-employee director of the Corporation will be granted, in any period of one calendar year, compensation for such service having an aggregate maximum value (measured at the grant date as applicable, and calculating the value of any awards based on the grant date fair value for financial reporting purposes) in excess of $500,000. However, the independent members of the Board may make exceptions to this non-employee director compensation limit up to an additional $200,000 for a non-executive chair of the Board, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.
The 2020 Plan provides that awards granted under the 2020 Plan (other than cash-based awards) will generally vest no earlier than the first anniversary of the applicable grant date, subject to certain exceptions as described in the 2020 Plan.
The 2020 Plan permits the Compensation Committee to make certain performance-based awards to participants under the 2020 Plan. The following is a non-exhaustive list of performance measures that could be used for such performance-based awards (including relative or growth achievement regarding such metrics):

•
Profits (e.g., gross profit, EBITDA, operating income, EBIT, EBT, net income, net sales, cost of sales, earnings per share, residual or economic earnings, inventory turnover, operating profit, economic profit - these profitability metrics could be measured before certain specified special items and/or subject to GAAP definition);

•
Cash Flow (e.g., free cash flow, free cash flow with or without specific capital expenditure target or range, including or excluding divestments and/or acquisitions, net cash provided by operating activities, net increase (or decrease) in cash and cash equivalents, total cash flow, cash flow in excess of cost of capital or residual cash flow or cash flow return on investment);

•	Returns (e.g., profits or cash flow returns on: assets, invested capital, net capital employed, and equity);

•	Working Capital (e.g., working capital divided by sales, days’ sales outstanding, days’ sales inventory, and days’ sales in payables);

•	Profit Margins (e.g., profits divided by revenues, gross margins and material margins divided by revenues, and material margin divided by weight or volume);

•	Liquidity Measures (e.g., debt-to-capital, debt-to-EBITDA, total debt ratio);

•
Sales Growth, Gross Margin Growth, Cost Initiative and Stock Price Metrics (e.g., revenues, revenue growth, revenue growth outside the United States, gross margin and gross margin growth, material margin and material margin growth, stock price appreciation, market capitalization, total return to shareholders, sales and administrative costs divided by sales, and sales and administrative costs divided by profits); and

•
Strategic Initiative Key Deliverable Metrics consisting of one or more of the following: product development, strategic partnering, research and development, vitality index, market penetration, market share, geographic business expansion goals, cost targets, selling, general and administrative expenses, customer satisfaction, employee satisfaction, management of employment practices and employee benefits, supervision of litigation and information technology, productivity, economic value added (or another measure of profitability that considers the cost of capital employed), product quality, sales of new products, and goals relating to acquisitions or divestitures of subsidiaries, affiliates and joint ventures.

The Board generally will be able to amend the 2020 Plan, subject to stockholder approval in certain circumstances as described in the 2020 Plan.

Item 5.07     Submission of Matters to a Vote of Security Holders.
There were a total of 25,472,634 shares of Common Stock outstanding and entitled to vote at the Annual Meeting and there were 21,794,416 shares of Common Stock represented in person or by proxy at the Annual Meeting, which constituted a quorum to conduct business at the Annual Meeting.
The items voted upon at the Annual Meeting and the results of the vote on each proposal were as follows:
Proposal 1.  The election of eight directors to serve until the Company's 2021 annual meeting of stockholders:

	FOR	WITHHELD	BROKER NON-VOTES
Terrence G. Gohl	17,311,952	151,729	4,330,735
Frederick A. Henderson	17,301,783	161,898	4,330,735
John C. Kennedy	17,314,986	148,695	4,330,735
Ryan L. Langdon	17,311,759	151,922	4,330,735
Brett N. Milgrim	17,316,002	147,679	4,330,735
Debra S. Oler	17,319,254	144,427	4,330,735
Mark D. Weber	17,282,659	181,022	4,330,735
Harry J. Wilson	17,274,549	189,132	4,330,735
Proposal 2.  The approval of the Horizon Global Corporation 2020 Equity and Incentive Compensation Plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
15,107,848	2,324,826	31,007	4,330,735
Proposal 3.  The ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020:

FOR	AGAINST	ABSTAIN
21,222,201	372,878	199,337

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
10.1
Horizon Global Corporation 2020 Equity and Incentive Compensation Plan (incorporated herein by reference to Appendix A to the Corporation’s definitive proxy statement on Schedule 14A filed on May 18, 2020, Commission File No. 001-37427)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON GLOBAL CORPORATION

Date:	June 24, 2020	By:	/s/ Jay Goldbaum
		Name:	Jay Goldbaum
		Title:	General Counsel, Chief Complaince Officer and Corporate Secretary